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UNIVERSAL DISPLAY
CORPORATION                                            PRESS RELEASE



For:                                            From:
Universal Display Corporation                   Gregory FCA Communications
For More Information Contact:                   For More Information Contact:
Dean Ledger                                     Investor contact: Kathy Keyser
800-599-4426                                    kathy@gregoryfca.com
                                                Media contact: Renee Rozniatoski
                                                renee@gregoryfca.com

FOR IMMEDIATE RELEASE

   UNIVERSAL DISPLAY CORPORATION APPOINTS KPMG LLP AS INDEPENDENT ACCOUNTANTS

Ewing, NJ, July 30, 2002 -- Universal Display Corporation (NASDAQ: PANL; PHLX:
PNL) today announced that it has engaged KPMG LLP as its new independent accountants, effective immediately, and has dismissed Arthur Andersen LLP. This appointment follows a careful selection process involving the Audit Committee of the Board of Directors and Universal Display's management.

About Universal Display Corporation

Universal Display Corporation is a world leader in developing and commercializing innovative Organic Light Emitting Device (OLED) technologies. It is collaborating with a network of world class organizations to penetrate the electronic flat panel display market, including a long-standing relationship for innovative OLED research with Princeton University and the University of Southern California; a joint development agreement with Sony Corporation for OLED television monitors; a joint development agreement with Samsung SDI focusing on portable OLED devices; a strategic relationship for the commercialization and production of its proprietary high efficiency OLED materials with PPG Industries, Inc. of Pittsburgh, PA USA; and a partnership with AIXTRON AG of Aachen Germany for the development and production of the next generation of OLED production equipment using Universal Display Corporation's proprietary organic vapor phase deposition (OVPD) technology.

Universal Display Corporation is located in the Princeton Crossroads Corporate Center, Ewing, N.J., minutes away from its research partner at Princeton University. Its 21,000 sq. ft. facility includes a pilot production line, as well as technology development and technology transfer facilities. The state-of-the-art facility has been designed to further technology development, technology transfer to manufacturing partners and work with customers to develop products to meet their needs for electronic flat panel displays. Visit Universal Display Corporation on the Web at http://www.universaldisplay.com


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All statements in this news release that are not historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, subject to risks and uncertainties that could cause actual results to differ materially for Universal Display Corporation from those projected, including, but not limited to, statements regarding Universal Display Corporation's beliefs, expectations, hopes or intentions regarding the future. Universal Display Corporation expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Universal Display Corporation's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based. It is important to note that actual outcomes and Universal Display Corporation's actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as: uncertainties relating to developments and advances in display technologies, including OLED, TOLED, SOLED, PHOLED and FOLED technology; the expansion of applications for OLED technology; the success of UDC and its development partners in accomplishing technological advances; including, but not limited to, Organic Vapor Phase Deposition (OVPD) processes; the ability of Universal Display Corporation to enter into alliances with product manufacturers; product development, manufacturing, and marketing acceptance; uncertainties related to cost and pricing of Universal Display products; dependence on collaborative partners; and other competition, risks relating to intellectual property of others and the uncertainties of patent protection. These are discussed in periodic reports filed with the SEC, including the Company's annual report on Form 10-K for the year ended December 31, 2001 and quarterly report on Form 10-Q. Universal Display Corporation expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Universal Display Corporation's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based.